                                                              Exhibit (a)(1)(ii)

                              LETTER OF TRANSMITTAL
                                    TO TENDER
                4.50% CONVERTIBLE SENIOR NOTES DUE JUNE 15, 2006
                                       OF
                        MILLENNIUM PHARMACEUTICALS, INC.
                  (ORIGINALLY ISSUED BY COR THERAPEUTICS, INC.)
                                 PURSUANT TO THE
       CHANGE IN CONTROL NOTICE AND OFFER TO PURCHASE DATED MARCH 14, 2002
             CUSIP NUMBERS: 217753 AE 2, 217753 AF 9, 217753 AG 7+

--------------------------------------------------------------------------------
            THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M.,
    EASTERN TIME, ON MONDAY, APRIL 29, 2002, AND MAY NOT BE EXTENDED, EXCEPT
                         AS REQUIRED BY APPLICABLE LAW.
--------------------------------------------------------------------------------

                       The Paying Agent for this Offer is:

                                 U.S. BANK, N.A.

By Registered or Certified Mail,        By Facsimile:          For Information call:
      Overnight Courier or             (651) 244-0711
         Hand Delivery:            Attention: Frank Leslie

       180 East 5th Street          Confirm by telephone:          Frank Leslie
       St. Paul, MN 55101              (651) 244-8677             (651) 244-8677
     Attention: Frank Leslie

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF
     TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE
                      SUBSTITUTE FORM W-9 SET FORTH HEREIN.

                                            DESCRIPTION OF NOTES TENDERED
--------------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  NOTES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)               (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY).
                     ON NOTE(S))                                                    SEE INSTRUCTION 3.
--------------------------------------------------------------------------------------------------------------------------
                                                                SECURITY         TOTAL PRINCIPAL       PRINCIPAL AMOUNT OF
                                                               NUMBER(S)*        AMOUNT OF NOTES*       NOTES TENDERED**
--------------------------------------------------------------------------------------------------------------------------
                                                                                 $                     $
--------------------------------------------------------------------------------------------------------------------------
                                                                                 $                     $
--------------------------------------------------------------------------------------------------------------------------
                                                                                 $                     $
--------------------------------------------------------------------------------------------------------------------------
                                                           Total..............                         $
--------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, the entire aggregate principal amount represented by the Notes described above will be deemed to have been tendered. See Instruction 2.


     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
            CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

----------

+ The CUSIP numbers referenced above have been assigned by Standard & Poor's Corporation and are included solely for the convenience of holders of the Notes. Millennium, the Dealer Manager, the Paying Agent and the Trustee shall not be responsible for the selection or use of these CUSIP numbers, and no representation is made as to their correctness on the Notes or as indicated in any change in control notice, offer to purchase or letter of transmittal.

         This Letter of Transmittal is to be completed by holders of 4.50% Convertible Senior Notes due June 15, 2006 (the "Notes") of Millennium Pharmaceuticals, Inc., a Delaware corporation (as successor to COR Therapeutics, Inc., a Delaware corporation, "Millennium"), to tender Notes as described in the Change in Control Notice and Offer to Purchase dated March 14, 2002 (as the same may be amended or supplemented from time to time, the "Offer to Purchase").

         This Letter of Transmittal is to be completed either if certificates evidencing Notes are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Notes is to be made by book-entry transfer into the account of U.S. Bank, N.A. (the "Paying Agent") at The Depository Trust Company ("DTC") pursuant to the procedures for book-entry transfer described in the Offer to Purchase. Holders who tender their Notes by book-entry transfer are referred to herein as "book-entry holders".

[ ]      CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

         Name of Tendering Institution:
                                       -----------------------------------------
         DTC Account Number:
                            ----------------------------------------------------
         DTC Transaction Code Number:
                                     -------------------------------------------

               NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 8 AND 9.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase and this Letter of Transmittal and Instructions hereto (as the same may be amended or supplemented from time to time, this "Letter of Transmittal"), relating to Millennium's offer to purchase all of its outstanding Notes, upon the terms and subject to the conditions set forth in the Offer to Purchase. The Offer to Purchase and the Letter of Transmittal collectively constitute the "Offer".

         Upon the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal, the undersigned hereby tenders to Millennium the principal amount of Notes indicated above.

         Subject to, and effective upon, the acceptance for purchase of and payment of the Repurchase Price (as defined in the Offer to Purchase) for Notes tendered hereby, the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Millennium, all right, title and interest in and to all Notes tendered hereby and (ii) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Notes, or transfer ownership of such Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Millennium, upon receipt by the Paying Agent, as the undersigned's agent, of the Repurchase Price, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Offer as described in the Offer.

         The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and (b) when such Notes are accepted for payment by Millennium, Millennium will acquire good, marketable and unencumbered title to the Notes, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Paying Agent or Millennium to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

         No authority herein conferred or agreed to be conferred shall be affected by, and all authority herein conferred or agreed to be conferred shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         Notes tendered pursuant to the Offer may be withdrawn at any time prior to 9:00 a.m., Eastern time, on April 29, 2002 (such time and date, or the latest extension thereof, if extended as required by applicable law, the "Expiration Date"), and, unless theretofore accepted for payment by Millennium pursuant to the Offer, may also be withdrawn at any time after May 8, 2002. See Instruction 4.

         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Millennium's acceptance of such Notes for payment will constitute a binding agreement between the undersigned and Millennium upon the terms and subject to the conditions set forth in the Offer.

         Unless otherwise indicated herein under "Special Payment Instructions", the Paying Agent will issue the check for the Repurchase Price with respect to Notes accepted for payment and issue or return any certificate(s) for Notes not tendered or not purchased in the name(s) of the registered holder(s) appearing under "Description of Notes Tendered". Similarly, unless otherwise indicated herein under "Special Delivery Instructions", the Paying Agent will mail the check for the Repurchase Price with respect to Notes accepted for payment and return any certificate(s) for Notes not tendered or not purchased (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing under "Description of Notes Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" boxes are completed, the Paying Agent will issue the check for the Repurchase Price with respect to Notes accepted for payment and return any certificate(s) for Notes not tendered or not purchased in the name(s) of, and deliver such check and return such certificate(s) to, the person(s) so indicated. Any Notes tendered herewith by book-entry transfer that are not purchased will be returned by crediting the DTC account designated above. The undersigned recognizes that Millennium has no obligation pursuant to the "Special Payment Instructions" to transfer any Notes from the name(s) of the registered holder(s) thereof if Millennium does not accept for payment any of the Notes tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (See Instructions 1, 5, 6, 7 and 8)

         To be completed ONLY if certificate(s) representing Notes not tendered or not purchased or the check for the Repurchase Price are to be issued in the name of someone other than the undersigned.




Issue:          [ ] check     [ ] certificates to:


Name:_____________________________________________________________________
                            (Please Print)

Address:__________________________________________________________________

__________________________________________________________________________
                           (Include Zip Code)



__________________________________________________________________________
(Tax Identification or Social Security No.)
(See Substitute Form W-9 on the reverse side)

                          SPECIAL DELIVERY INSTRUCTIONS
                       (See Instructions 1, 5, 6, 7 and 8)

         To be completed ONLY if certificate(s) representing Notes not tendered or not purchased or the check for the Repurchase Price are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.



Mail:           [ ] check     [ ] certificates to:


Name:_____________________________________________________________________
                            (Please Print)

Address:__________________________________________________________________

__________________________________________________________________________
                           (Include Zip Code)



__________________________________________________________________________
(Tax Identification or Social Security No.)
(See Substitute Form W-9 on the reverse side)

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

         1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Notes (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of Note(s)) tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions", or (b) if such Notes are tendered for the account of a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND NOTES; PARTIAL TENDERS (NOT APPLICABLE TO BOOK-ENTRY HOLDERS). This Letter of Transmittal is to be completed by holders if Notes are to be forwarded herewith, or, unless an Agent's Message is utilized, if delivery of Notes is to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. In order for Notes to be validly tendered pursuant to the Offer, this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Notes, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at one of its addresses set forth on the front cover hereof prior to the Expiration Date and either (i) certificates evidencing tendered Notes must be received by the Paying Agent at such address prior to the Expiration Date or (ii) such Notes must be tendered by book-entry transfer and a timely confirmation of such book-entry transfer must be received by the Paying Agent, in each case prior to the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of its Notes for payment.

         If a holder wishes to tender less than the entire principal amount evidenced by any Note submitted, such holder must fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Notes Tendered," but only in an amount of $5,000 or any greater integral multiple of $1,000. In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Notes delivered to the Paying Agent will be deemed to have been tendered, unless otherwise indicated.

         If Notes are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

         3. INADEQUATE SPACE. If the space provided herein is inadequate, the security numbers, the principal amount of Notes and any other required information should be listed on a separate signed schedule attached hereto and referenced in the box entitled "Description of Notes Tendered".

         4. WITHDRAWAL OF TENDERS. Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date, and, unless already accepted for payment pursuant to the Offer, may also be withdrawn at any time after May 8, 2002.

         For a withdrawal of a tender of Notes to be effective, a telegram, facsimile transmission or letter must be received by the Paying Agent prior to the Expiration Date at one of its addresses set forth above. Any such notice of withdrawal must (i) specify the name of the holder who tendered the Notes to be withdrawn, (ii) contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular

Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes, (iii) include a statement that such holder is withdrawing his election to have such principal amount of such Notes purchased and (iv) specify the principal amount, if any, of such Notes (which shall be $5,000 or any greater integral multiple of $1,000 thereof) that remains subject to the Offer and that has been or will be delivered for purchase by Millennium. If the Notes to be withdrawn have been delivered or otherwise identified to the Paying Agent, a signed notice of withdrawal is effective immediately upon receipt by the Paying Agent even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Notes without alteration, enlargement or any change whatsoever.

         If any of the Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

         If any of the tendered Notes are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

         If this Letter of Transmittal or any Note or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to Millennium of such person's capacity and authority so to act must be submitted.

         If this Letter of Transmittal is signed by the registered holder(s) of Notes listed and tendered hereby, no endorsements of Notes or separate bond powers are required, unless payment is to be made to, or Notes not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Notes tendered hereby must be endorsed or accompanied by appropriate bond powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Notes. Signatures on such Notes or bond powers must be guaranteed by an Eligible Institution.

         6. TRANSFER TAXES. Except as set forth in this Instruction 6, Millennium will pay all transfer taxes, if any, applicable to its purchase of Notes pursuant to the Offer. If, however, Notes for principal amounts not purchased are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Notes by Millennium pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the person tendering such Note. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Repurchase Price otherwise payable to such tendering person.

         7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the Repurchase Price with respect to Notes accepted for payment is to be issued in the name of, or certificate(s) evidencing Notes not tendered or not purchased are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check or such Notes are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

         8. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Notes are purchased pursuant to the Offer is required to provide the Paying Agent with such holder's correct taxpayer identification number ("TIN") (e.g., social security number or employer identification number) on Substitute Form W-9 below and to certify whether such holder is subject to backup withholding of federal income tax. If a tendering holder has been notified by the Internal Revenue Service (the "IRS") that such holder is subject to backup withholding, such holder must cross out item 2 of the Certification of the Substitute Form W-9, unless such holder has since been notified by the IRS that such holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to 30% federal income tax withholding on the payment of the Repurchase Price. If the Paying Agent is not provided with the correct TIN, the IRS may subject the holder or other payee to a $50 penalty.

         Certain holders are not subject to these backup withholding and reporting requirements. Exempt recipients, such as corporations, are also requested to provide their TIN and check the "Exempt" box. Foreign individuals or entities must submit the appropriate Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Instructions to Form W-9" for more instructions.

         IF BACKUP WITHHOLDING APPLIES, THE PAYING AGENT IS REQUIRED TO WITHHOLD 30% OF ANY PAYMENTS MADE TO THE HOLDER OR OTHER PAYEE. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED FROM THE IRS.

         "Applied For" may be written in the space for the TIN if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. Such a holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. If both have been completed, the Paying Agent will withhold 30% of all payments made unless a properly certified TIN is provided to the Paying Agent within 60 days.

         The holder is required to give the Paying Agent the TIN of the record owner of the Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Notes. If the Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Instructions to Form W-9" for additional guidance on which number to report.

         Please consult your tax advisor for further guidance in completing Substitute Form W-9.

         9. CONFLICTS. In the event of any conflicts between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

         10. WAIVER OF CONDITIONS. The Company reserves the absolute right, subject to the Indenture, dated as of June 11, 2001, as amended, between Millennium (as successor to COR Therapeutics, Inc.) and U.S. Bank, N.A. (as successor to Firstar Bank, N.A.), and applicable law, to amend in any respect or waive any of the specified conditions in the Offer.

         11. MUTILATED, LOST, STOLEN OR DESTROYED NOTES. If a holder desires to tender Notes pursuant to the Offer, but any such Note has been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Trustee concerning the procedures for obtaining a replacement Note. Inquiries should be directed to the Trustee at: U.S. Bank, N.A., 180 East 5th Street, St. Paul, Minnesota 55101; Attention: Frank Leslie, telephone (651) 244-8677.

         12. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Paying Agent at its address or telephone numbers set forth above. Additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be obtained from the Paying Agent or from brokers, dealers, commercial banks or trust companies at Millennium's expense.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR, IF APPROPRIATE, AN AGENT'S MESSAGE, TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE PAYING AGENT NOT LATER THAN THE EXPIRATION DATE.

                          PAYER'S NAME: U.S. BANK, N.A.


                               SUBSTITUTE FORM W-9


                    (To be completed by all holders of Notes)
            (See Instruction 8 and attached Instructions to Form W-9)

PART I - Please provide the Taxpayer              Taxpayer Identification Number
Identification Number of the person
submitting this Letter of Transmittal in the      [                            ]
box at right and certify by signing and            ----------------------------
dating below. THE TAXPAYER IDENTIFICATION
NUMBER FOR AN INDIVIDUAL IS GENERALLY HIS OR
HER SOCIAL SECURITY NUMBER.


PART II - Exempt Payee.  Check box at right if you are          [ ]
an exempt payee.




CERTIFICATION - Under penalties of perjury, the undersigned hereby certifies the following:

(1) The Taxpayer Identification Number shown in Part I above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

(3)      I am a U.S. person (including a U.S. resident alien).

NOTE: You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return.

Signature: ______________________________             Date:  ___________________

           ______________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED INSTRUCTIONS TO FORM W-9 FOR ADDITIONAL DETAILS.

 PLEASE COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN THE BOX
                      FOR THE TIN ON OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld until I provide a number.



Signature                                     Date
          ------------------------------           -----------------------------

                                    IMPORTANT

              SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 ON PAGE 8
X
 -------------------------------------------------------------------------------

X
 -------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

Dated:                                        , 2002
      ----------------------------------------

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Notes or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
        ------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

Capacity (Full Title):
                      ----------------------------------------------------------
Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)
Area Code and Telephone Number:
                               -------------------------------------------------
Tax Identification or Social Security No.:
                                          --------------------------------------

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 5)


Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
                                 (Please Print)
Title:
      --------------------------------------------------------------------------
Name of Firm:
             -------------------------------------------------------------------
                                 (Please Print)
Address:
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------------------------
Dated:                                                   , 2002
      ---------------------------------------------------